Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account D, SEC File No. 811-21127 (the “Registrant”)

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
American Century Capital Portfolios, Inc.	811-07820
BlackRock Advantage SMID Cap Fund, Inc.	811-02809
BlackRock Bond Fund, Inc.	811-02857
BlackRock Capital Appreciation fund, Inc.	811-06669
BlackRock Funds	811-05742
BlackRock Funds V	811-23339
BlackRock Large Cap Series Fund, Inc.	811-09637
Delaware Group Equity Funds IV	811-04413
EuroPacific Growth Fund	811-03734
Janus Investment Fund	811-01879
PIMCO Funds	811-05028

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/ Brian G. Stallworth
Brian G. Stallworth Esq.
Transamerica Life Insurance Company